                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 15, 2003
     -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       New York                       1-3157               13-0872805
     -----------------------------------------------------------------------
    (State or other jurisdiction   (Commission           (IRS Employer
     of incorporation)              File Number)     Identification No.)



           400 Atlantic Street, Stamford, Connecticut             06921
           ------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

Item 5.           Other Events.

                  On October 15, 2003, International Paper Company issued a press release relating to the election of Martha Finn Brooks as a director of International Paper Company, effective December 9, 2003.



Item 7.           Financial Statements and Exhibits.

                 (99.1) Press Release issued by International Paper Company dated October 15, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INTERNATIONAL PAPER COMPANY
                                             ---------------------------
                                                    (Registrant)


Date:  October 16, 2003                          By /s/ Paula Bauer
                                                    ---------------
Stamford, Connecticut                             Paula Bauer
                                                  Assistant Secretary


                           STATEMENT OF DIFFERENCES
                           ------------------------

The registered trademark symbol shall be expressed as................'r'